UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

DIABETIC TREATMENT CENTERS OF AMERICA, INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-82580	59-3733133
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

975 East 5400 South

Suite 100

Salt Lake City, Utah 84117

(801) 207-1816

(Address, including zip code, and telephone and facsimile numbers, including area code, of registrant’s executive offices)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Other Events and Regulation FD Disclosure.

Diabetic Treatment Centers of America, Inc. is not involved in any legal proceedings at this time. Management does not believe that it is infringing on any patents held by any parties. There has been a recent significant increase in the volume in the company’s common stock and a significant decline in the value. The company is not sure of the reason for the decline in the price of the Company’s common stock and is investigating the possibility of short selling in its stock.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.

FLAGSTICK VENTURES, INC.

Dated: February 24, 2005	By:	/s/ Arden Oliphant
Arden Oliphant
Chief Executive Officer